UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

February 23, 2022
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 23, 2022, Ingevity Corporation ("Ingevity") announced its preliminary financial results for the three and twelve months ended December 31, 2021, which are attached as Exhibit 99.1 to this Current Report on Form 8-K.
Please refer to our website for additional information regarding Ingevity. Periodically we may provide other information on the investor relations page of our website. Interested parties are encouraged to visit Ingevity's website to view such other information including Ingevity slide presentations.
The information contained in Item 2.02 of this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On February 23, 2022, the Company entered into a consulting agreement to become effective as of March 1, 2022 with Michael P. Smith, Executive Vice President and President, Performance Chemicals, Strategy and Business Development. As previously reported by the Company on Form 8-K (filed with the SEC on December 9, 2021), Mr. Smith will retire from the Company, effective March 1, 2022. Under the terms of the consulting agreement, Mr. Smith will provide management consulting services to the Company following his retirement and through February 29, 2024.
In consideration of providing the consulting services, Mr. Smith will receive a consulting fee of $1,000 per full-time working day that such services are provided to the Company.
In addition, Mr. Smith will receive the following compensation as consideration for his agreement to adhere to certain noncompetition and nonsolicitation restrictions set forth in the consulting agreement:
•On or prior to April 1, 2023, Mr. Smith will receive an amount equal to the sum of:
◦1,804 multiplied by the Company NYSE stock closing price on February 27, 2023;
◦the amount determined by multiplying 6,567 by the 2020 LTIP Payout (as defined below) and then further multiplied by the Company NYSE stock closing price on February 27, 2023; and
◦4,644 multiplied by the Black-Scholes option pricing model of a Company nonqualified stock option based on the Company NYSE stock closing price on February 26, 2023.
“2020 LTIP Payout” means the percentage payout criteria approved by the Company’s Leadership Development and Compensation Committee of the Board of Directors (the “LDC Committee”) in February 2023 with respect to the 2020 LTIP performance share units.
•On or prior to April 1, 2024, Mr. Smith will receive an amount equal to the sum of:
◦710 multiplied by the Company NYSE stock closing price on February 26, 2024;
◦the amount determined by multiplying 4,257 by the 2021 LTIP Payout (as defined below) and then further multiplied by the Company NYSE stock closing price on February 26, 2024; and
◦1,538 multiplied by the Black-Scholes option pricing model of a Company nonqualified stock option based on the Company NYSE stock closing price on February 26, 2024.
“2021 LTIP Payout” means the percentage payout criteria approved by the LDC Committee in February 2024 with respect to the 2021 LTIP performance share units.
•In the event of a change in control (as defined in the Company’s 2016 Omnibus Incentive Plan); (i) the 2020 LTIP Payout and 2021 LTIP Payout shall each be deemed to be 100%; and (ii) all calculations relating to amounts not yet paid shall automatically be calculated based on the Company NYSE stock closing price on the date of closing of the change in control transaction, but remain payable on or before the dates set forth in the consulting agreement.
The foregoing summary is qualified in its entirety by reference to the consulting agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K.

ITEM 8.01. OTHER EVENTS
On September 3, 2019, the Company granted restricted stock units with respect to 1,367 shares of its Common Stock to Phillip J. Platt under the Company's 2016 Omnibus Incentive Plan (the "Plan" and such grant, the “RSU Grant”). It was recently determined that the RSU Grant may be void or voidable for purposes of Delaware law because the Leadership Development & Compensation Committee of the Company's Board of Directors (the "LDC Committee") did not specifically authorize the RSU Grant as is required by the terms of the Plan for grants to any person who is subject to Section 16(b) of the Exchange Act (as is the case with Mr. Platt). On February 4, 2022, the LDC Committee adopted resolutions approving the ratification of the RSU Grant pursuant to Section 204 of the Delaware General Corporation Law. Any claim that such ratification of the RSU Grant is void or voidable due to the failure of authorization, or that the Delaware Court of Chancery should declare in its discretion that such ratification not be effective or be effective only on certain conditions must be brought within 120 days from the later of (i) the validation effective time (which was February 4, 2022) or (ii) the giving of this notice (which is deemed given on the date that this Form 8-K is filed with the SEC).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Consulting Agreement between Ingevity Corporation and Michael P. Smith dated February 23, 2022.
99.1	Press release dated February 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President, Chief Financial Officer and Treasurer
Date: February 23, 2022